                                                                    Exhibit 99.2




            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
Basis of Presentation ................................................................
Unaudited Pro Forma Consolidated Statements of Operations-Year Ended
  December 31, 1996...................................................................
Pro Forma Statements of Operations-Nine Month Period Ended
  September 30, 1997..................................................................
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997)..............
Notes to Unaudited Pro Forma Combined Financial Information (Unaudited)...............

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                              UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION

BASIS OF PRESENTATION

     Effective December 1, 1996, Vision Twenty-One, Inc. (the "Company") acquired substantially all of the assets, primarily consisting of accounts receivable, leases, contracts, equipment and other tangible and intangible assets (the "business assets"), and assumed certain liabilities of 10 ophthalmology and optometry practices located in Minnesota, Arizona and Florida (the "1996 Acquisitions"). In conjunction with the 1996 Acquisitions, the Company entered into various business management agreements (the "Management Agreements") with the professional associations operating those practices. From March 1, 1997 to the Company's Initial Public Offering on August 18, 1997, the Company acquired the business assets of one optometry clinic, 11 ophthalmology clinics, six optical dispensaries and four ASCs located in Arizona and Florida (the "Pre IPO Acquisitions"). In conjunction with the Pre IPO Acquisitions, the Company entered into Management Agreements with the professional associations operating the practices. In September 1997, the Company closed in escrow the acquisition of the business assets of four ophthalmology clinics and two optical dispensaries located in Arizona, Florida and New York and acquired the business assets of a managed care company (the "September Acquisitions"). In October 1997, the Company closed in escrow one acquisition and entered into an agreement with respect to another acquisition of the business assets of one optical dispensary, two ophthalmology clinics and one ASC located in Florida (the "October Acquisitions"). In conjunction with the September and October Acquisitions, the Company entered into various Management Agreements with the professional associations operating those practices. Effective October 31, 1997, the Company acquired all of the issued and outstanding stock of BBG-COA, Inc. (the "Block Acquisition"). The Pre IPO Acquisitions, the September Acquisitions and the October Acquisitions are collectively referred to as the "1997 Acquisitions." Except for the Company's acquisitions of managed care companies and the Block Acquisition, which were accounted for under the purchase method of accounting, its acquisitions have been accounted for by recording the assets and liabilities at fair value and allocating the remaining costs to the related Management Agreements.

     The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of the Company, adjusted to give effect to the transactions described below. The unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 1996 give effect to the following transactions as if they had occurred on January 1, 1996: (i) the 1996 Acquisitions, (ii) the 1997 Acquisitions, (iii) the Block Acquisition, (iv) the Initial Public Offering and the application of the net proceeds therefrom and (v) the Offering and the application of the net proceeds therefrom. The unaudited pro forma consolidated statements of operations of the Company for the nine-month period ended September 30, 1997 give effect to the following transactions as if they had occurred on January 1, 1996: (i) the 1997 Acquisitions, (ii) the Block Acquisition, (iii) the Initial Public Offering and the application of the net proceeds therefrom and (iv) the Offering and the application of the net proceeds therefrom. The unaudited pro forma consolidated balance sheet of the Company as of September 30, 1997 gives effect to the October Acquisitions and the Block Acquisition at that date and the consummation of the Offering and the application of the estimated net proceeds therefrom.

     The unaudited pro forma consolidated financial statements are based on the historical financial statements of the Company, Block Vision and the professional or other entities which owned the business assets which were the subject of the 1996 and 1997 Acquisitions and give effect to the 1996 Acquisitions, the 1997 Acquisitions, the Block Acquisition, the Initial Public Offering and the Offering and the assumptions and adjustments described in the notes thereto. The unaudited pro forma consolidated financial information does not purport to indicate what the results of operations or financial condition of the Company would have been if the 1996 and 1997 Acquisitions, the Block Acquisition, the Initial Public Offering and the Offering had been effected on the dates indicated or to project the future results of operations or financial condition of the Company. Such pro forma financial information should be read in conjunction with the consolidated financial statements of the Company and the financial statements of the other entities included in this Prospectus.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                        UNAUDITED PRO FORMA CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                 HISTORICAL
                                  COMPANY                 BLOCK                             1996 AND
                            FOR THE TWELVE-MONTH   FOR THE TWELVE-MONTH      BLOCK            1997
                                PERIOD ENDED           PERIOD ENDED       ACQUISITION     ACQUISITIONS
                             DECEMBER 31, 1996      DECEMBER 31, 1996     ADJUSTMENTS     ADJUSTMENTS
                            --------------------   --------------------   -----------     ------------
Revenues:
 Practice management
   fees...................      $ 1,942,843                                               $37,538,000(2)
 Managed care.............        7,315,196            $12,279,598                          3,492,000(1)
 Buying group sales.......                              54,832,374
 Other revenue............          305,654                 26,244                              3,000(1)
                                -----------            -----------        -----------     -----------
                                  9,563,693             67,138,216                 --      41,033,000
Operating expenses:
 Practice management
   expenses...............        1,244,173                                                30,504,000(2)
 Medical claims...........        9,128,659              8,741,585                          2,919,000(1)
 Cost of buying group
   sales..................                              52,084,442                                 --
 Salaries, wages and
   benefits...............        1,889,395              2,530,611            (90,000)(4)      38,000(1)
                                                                                            2,438,000(14)
 Business development.....        1,926,895                                                        --
 General and
   administrative.........        1,208,678              2,274,141                            322,000(1)
                                                                                              230,000(14)
 Depreciation and
   amortization...........          126,046                556,000           (372,000)(5)   2,338,000(3)
                                                                            1,371,000(5)
                                -----------            -----------        -----------     -----------
                                 15,523,846             66,186,779            909,000      38,789,000
Income (loss) from
 operations...............       (5,960,153)               951,437           (909,000)      2,244,000
Interest expense..........          159,484                333,074            988,000(13)     204,000(6)
                                -----------            -----------        -----------     -----------
Income (loss) before
 income taxes.............       (6,119,637)               618,363         (1,897,000)      2,040,000
Income tax expense
 (benefit)................               --                391,194           (356,194)(8)  (1,536,000)(8)
                                -----------            -----------        -----------     -----------
Net income (loss).........      $(6,119,637)           $   227,169        $(1,540,806)    $ 3,576,000
                                ===========            ===========        ===========     ===========
Net income (loss) per
 common share.............      $     (1.02)
                                ===========
Weighted average number of
 common shares
 outstanding..............        5,979,543
                                ===========

                                             INITIAL
                                             PUBLIC
                                            OFFERING         PRO FORMA
                             PRO FORMA      AND OTHER       CONSOLIDATED
                            CONSOLIDATED   ADJUSTMENTS     AFTER OFFERING
                            ------------   -----------     --------------
Revenues:
 Practice management
   fees...................  $ 39,480,843                    $ 39,480,843
 Managed care.............    23,086,794                      23,086,794
 Buying group sales.......    54,832,374                      54,832,374
 Other revenue............       334,898                         334,898
                            ------------    ---------       ------------
                             117,734,909           --        117,734,909
Operating expenses:
 Practice management
   expenses...............    31,748,173                      31,748,173
 Medical claims...........    20,789,244                      20,789,244
 Cost of buying group
   sales..................    52,084,442                      52,084,442
 Salaries, wages and
   benefits...............     6,806,006                       6,806,006

 Business development.....     1,926,895                       1,926,895
 General and
   administrative.........     4,034,819                       4,034,819
                                      --
 Depreciation and
   amortization...........     4,019,046                       4,019,046

                            ------------    ---------       ------------
                             121,408,625           --        121,408,625
Income (loss) from
 operations...............    (3,673,716)          --         (3,673,716)
Interest expense..........     1,684,558     (359,000)         1,743,558
                                              418,000(16)
                            ------------    ---------       ------------
Income (loss) before
 income taxes.............    (5,358,274)     (59,000)        (5,417,274)
Income tax expense
 (benefit)................    (1,501,000)     (22,000)(8)     (1,523,000)
                            ------------    ---------       ------------
Net income (loss).........  $ (3,857,274)   $ (37,000)      $ (3,894,274)
                            ============    =========       ============
Net income (loss) per
 common share.............  $      (0.50)                   $      (0.40)(9)
                            ============                    ============
Weighted average number of
 common shares
 outstanding..............     7,647,492                       9,751,176(9)
                            ============                    ============

      See accompanying notes to unaudited pro forma consolidated financial information.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                        UNAUDITED PRO FORMA CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                   NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997

                                   HISTORICAL
                                    COMPANY               BLOCK
                               FOR THE NINE-MONTH   FOR THE NINE-MONTH      BLOCK             1997
                                  PERIOD ENDED         PERIOD ENDED      ACQUISITION      ACQUISITIONS
                               SEPTEMBER 30, 1997     JULY 31, 1997      ADJUSTMENTS      ADJUSTMENTS
                               ------------------   ------------------   -----------      ------------
Revenues:
 Practice management fees....     $19,684,406                                              $11,388,000(2)
 Managed care................       9,307,430          $11,878,000                           1,461,000(1)
 Buying group revenue........                           40,389,000                                  --
 Other revenue...............         451,925              147,000                                  --
                                  -----------          -----------       -----------       -----------
                                   29,443,761           52,414,000                --        12,849,000
                                  -----------          -----------       -----------       -----------
Operating expenses:
 Practice management
   expenses..................      15,977,619                                                9,190,000(2)
 Medical claims..............       8,052,709            8,103,000                           1,186,000(1)
 Cost of buying group
   sales.....................                           38,360,000                                  --
 Salaries, wages and
   benefits..................       3,405,067            2,228,000           (68,000)(4)            --
 General and
   administrative............       1,339,555            1,770,000                             104,000(1)
 Depreciation and
   amortization..............         954,313              530,000          (297,000)(5)       808,000(3)
                                                                           1,028,000(5)             --
                                  -----------          -----------       -----------       -----------
                                   29,729,263           50,991,000           663,000        11,288,000
                                  -----------          -----------       -----------       -----------
Income (loss) from
 operations..................        (285,502)           1,423,000          (663,000)        1,561,000
Interest expense.............         740,777              181,000           847,000(13)            --
                                  -----------          -----------       -----------       -----------
Income (loss) before income
 taxes.......................      (1,026,279)           1,242,000        (1,510,000)        1,561,000
Income tax expense
 (benefit)...................              --              601,000          (315,000)(8)       201,000(8)
                                  -----------          -----------       -----------       -----------
Income (loss) before
 extraordinary charge(15)....     $(1,026,279)         $   641,000       $(1,195,000)      $ 1,360,000
                                  ===========          ===========       ===========       ===========
Income (loss) before
 extraordinary charge per
 common share(15)............     $     (0.15)
                                  ===========
Weighted average number of
 common shares outstanding...       6,670,779
                                  ===========


                                              INITIAL PUBLIC
                                               OFFERING AND        PRO FORMA
                                PRO FORMA         OTHER           CONSOLIDATED
                               CONSOLIDATED    ADJUSTMENTS       AFTER OFFERING
                               ------------   --------------     --------------
Revenues:
 Practice management fees....  $31,072,406                        $31,072,406
 Managed care................   22,646,430                         22,646,430
 Buying group revenue........   40,389,000                         40,389,000
 Other revenue...............      598,925                            598,925
                               -----------       ---------        -----------
                                94,706,761                         94,706,761
                               -----------       ---------        -----------
Operating expenses:
 Practice management
   expenses..................   25,167,619                         25,167,619
 Medical claims..............   17,341,709                         17,341,709
 Cost of buying group
   sales.....................   38,360,000                         38,360,000
 Salaries, wages and
   benefits..................    5,565,067                          5,565,067
 General and
   administrative............    3,213,555                          3,213,555
 Depreciation and
   amortization..............    3,023,313                          3,023,313
                                                                           --
                               -----------       ---------        -----------
                                92,671,263              --         92,671,263
                               -----------       ---------        -----------
Income (loss) from
 operations..................    2,035,498              --          2,035,498
Interest expense.............    1,768,777        (700,000)(7)      1,391,777
                                                   323,000(16)
                               -----------       ---------        -----------
Income (loss) before income
 taxes.......................      266,721         377,000            643,721
Income tax expense
 (benefit)...................      487,000         142,000(8)         629,000
                               -----------       ---------        -----------
Income (loss) before
 extraordinary charge(15)....  $  (220,279)      $ 235,000        $    14,721
                               ===========       =========        ===========
Income (loss) before
 extraordinary charge per
 common share(15)............  $     (0.03)                       $        --
                               ===========                        ===========
Weighted average number of
 common shares outstanding...    7,647,492                          9,751,176
                               ===========                        ===========

      See accompanying notes to unaudited pro forma consolidated financial information.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                              UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                     HISTORICAL
                                       COMPANY         BLOCK
                                        AS OF          AS OF         BLOCK           OCTOBER
                                    SEPTEMBER 30,    JULY 31,     ACQUISITION      ACQUISITION
                                        1997           1997       ADJUSTMENTS      ADJUSTMENTS
                                    -------------   -----------   -----------      -----------
ASSETS
Current assets:
  Cash and cash equivalents.......   $ 2,615,335    $   338,845      (750,000)(11) $(1,792,000)(10)
                                                                     (426,000)(13)
                                                                      204,000(13)
                                                                    5,615,000(13)
  Accounts receivable.............     7,471,833      6,562,298                             --
  Other receivables...............     1,321,389                           --
  Prepaid expenses and other
    current assets................       889,941         56,858                             --
                                     -----------    -----------   -----------      -----------
        Total current assets......    12,298,498      6,958,001     4,643,000       (1,792,000)
Fixed assets, net.................     3,263,943        977,787                             --
Intangible assets.................    28,050,825      5,051,204    29,211,942(11)    3,150,000(7)
                                                                                       590,000(7)
Other assets......................       157,489        258,513                             --
                                     -----------    -----------   -----------      -----------
        Total assets..............   $43,770,755    $13,245,505   $33,854,942      $ 1,948,000
                                     ===========    ===========   ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable................   $   955,998    $ 6,601,635                             --
  Accrued expenses................       967,261        193,956       421,000(13)           --
  Accrued acquisition and offering
    costs.........................            --                                            --
  Accrued compensation............     1,317,385                                            --
  Due to managed professional
    associations..................     1,814,691                                            --
  Due to selling shareholders.....     3,800,228                   25,600,000(11)
  Current portion of long-term
    debt..........................       112,889                    5,615,000(13)           --
  Current portion of obligations
    under capital leases..........       289,742         27,511                             --
  Medical claims payable..........     1,457,866                                            --
                                     -----------    -----------   -----------      -----------
        Total current
          liabilities.............    10,716,060      6,823,102    31,636,000               --
Deferred rent payable.............       262,376                                            --
Obligations under capital
  leases..........................       111,046             --                             --
Long-term debt, less current
  portion.........................        66,264      3,124,134                             --
Other long-term liabilities.......                       40,211
Deferred income taxes.............     1,716,000                                       590,000(10)
Stockholders' equity:
  Common stock....................         8,591         13,638       (13,638)(11)         101(10)
                                                                          458(11)
  Additional paid-in capital......    40,269,136      3,828,365    (3,828,365)(11)   1,357,899(10)
                                                                    6,049,542(11)
                                                                       70,000(11)
                                                                      204,000(13)
  Deferred compensation...........      (435,810)                                           --
  Accumulated deficit.............    (8,942,908)      (583,945)      583,945(11)           --
                                                                     (370,000)(13)
                                                                     (477,000)(13)
                                     -----------    -----------   -----------      -----------
        Total stockholders'
          equity..................    30,899,009      3,258,058     2,218,942        1,358,000
                                     -----------    -----------   -----------      -----------
        Total liabilities and
          stockholders' equity....   $43,770,755    $13,245,505   $33,854,942      $ 1,948,000
                                     ===========    ===========   ===========      ===========


                                                     OFFERING         PRO FORMA
                                     PRO FORMA      AND OTHER        CONSOLIDATED
                                    CONSOLIDATED   ADJUSTMENTS      AFTER OFFERING
                                    ------------   ------------     --------------
ASSETS
Current assets:
  Cash and cash equivalents.......  $  5,805,180   $ (5,615,000)(12)  $   195,180
                                                         43,000(16)
                                                        (38,000)(16)

  Accounts receivable.............    14,034,131                      14,034,131
  Other receivables...............     1,321,389                       1,321,389
  Prepaid expenses and other
    current assets................       946,799                         946,799
                                    ------------   ------------      -----------
        Total current assets......    22,107,499     (5,610,000)      16,497,499
Fixed assets, net.................     4,241,730                       4,241,730
Intangible assets.................    66,053,971                      66,053,971

Other assets......................       416,002                         416,002
                                    ------------   ------------      -----------
        Total assets..............  $ 92,819,202   $ (5,610,000)     $87,209,202
                                    ============   ============      ===========
LIABILITIES AND STOCKHOLDERS' EQUI
Current liabilities:
  Accounts payable................  $  7,557,633                     $ 7,557,633
  Accrued expenses................     1,582,217        285,000(16)    1,867,217
  Accrued acquisition and offering
    costs.........................            --                              --
  Accrued compensation............     1,317,385                       1,317,385
  Due to managed professional
    associations..................     1,814,691                       1,814,691
  Due to selling shareholders.....    29,400,228   $ (3,800,228)(12)           --
                                                    (25,600,000)(12)
  Current portion of long-term
    debt..........................     5,727,889      3,800,228(16)    9,528,117
  Current portion of obligations
    under capital leases..........       317,253                         317,253
  Medical claims payable..........     1,457,866                       1,457,866
                                    ------------   ------------      -----------
        Total current
          liabilities.............    49,175,162    (25,315,000)      23,860,162
Deferred rent payable.............       262,376                         262,376
Obligations under capital
  leases..........................       111,046                         111,046
Long-term debt, less current
  portion.........................     3,190,398                       3,190,398
Other long-term liabilities.......        40,211                          40,211
Deferred income taxes.............     2,306,000                       2,306,000
Stockholders' equity:
  Common stock....................         9,150          2,300(12)       11,450

  Additional paid-in capital......    47,950,577     19,982,700(12)   67,976,277
                                                         43,000(16)

  Deferred compensation...........      (435,810)                       (435,810)
  Accumulated deficit.............    (9,789,908)       (38,000)(16)  (10,112,908)
                                                       (285,000)(16)

                                    ------------   ------------      -----------
        Total stockholders'
          equity..................    37,734,009     19,705,000       57,439,009
                                    ------------   ------------      -----------
        Total liabilities and
          stockholders' equity....  $ 92,819,202   $ (5,610,000)     $87,209,202
                                    ============   ============      ===========

      See accompanying notes to unaudited pro forma consolidated financial information.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                          NOTES TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION

     (1) The Company has acquired two managed care businesses -- one on December 1, 1996 (a 1996 Acquisition) and the other on September 1, 1997 (a 1997 Acquisition). These adjustments reflect the pro forma additional managed care revenue, medical claims, salaries, wages and benefits and general and administrative expenses that would have been generated by each business if the 1996 Acquisition and the 1997 Acquisition had occurred on January 1, 1996. The managed care revenue, medical claims, salaries, wages and benefits and general and administrative expenses for the nine-month period ended September 30, 1996 reflect the pro forma additional amounts that would have been incurred if the 1997 Acquisition had occurred on January 1, 1996.

                                                              TWELVE-MONTH    NINE-MONTH
                                                              PERIOD ENDED   PERIOD ENDED
                                                                12/31/96       9/30/97
                                                              ------------   ------------
Revenues:
  Managed care..............................................   $3,492,000     $1,461,000
  Other.....................................................        3,000             --
                                                               ----------     ----------
                                                                3,495,000      1,461,000
                                                               ----------     ----------
Expenses:
  Medical claims............................................    2,919,000      1,186,000
  Salaries, wages and benefits..............................       38,000             --
  General and administrative................................      322,000        104,000
                                                               ----------     ----------
                                                                3,279,000      1,290,000
                                                               ----------     ----------
Net.........................................................   $  216,000     $  171,000
                                                               ==========     ==========

     (2) The practice management fees and practice management expenses for the year ended December 31, 1996 reflect the pro forma additional practice management fee revenue that would have been earned through the management of the related managed professional entities under the Management Agreements if the 1996 Acquisitions (which were effective on December 1, 1996) and the 1997 Acquisitions had occurred on January 1, 1996, less approximately $479,000 earned by the Company on a historical basis through a management agreement with managed professional entities included in the 1996 Acquisitions. The practice management fees and practice management expenses for the nine-month period ended September 30, 1997 reflect the pro forma additional practice management fee revenue that would have been earned through the management of the related managed professional entities under the Management Agreements if the 1997 Acquisitions had occurred on January 1, 1996. This revenue represents reimbursement of practice management expenses incurred by the Company, including depreciation of fixed assets. In addition, the Company receives a percentage (ranging from 24 to 37 percent) of the related managed professional entities net earnings before interest, taxes and shareholder physician expenses, as determined under the related Management Agreements.

     The following analysis summarizes the adjustments related to practice management fees:

                                                                     1996 AND 1997
                                                                ACQUISITION ADJUSTMENTS
                                                              ---------------------------
                                                              TWELVE-MONTH    NINE-MONTH
                                                              PERIOD ENDED   PERIOD ENDED
                                                                12/31/96       9/30/97
                                                              ------------   ------------
Practice management fee summary:
Reimbursement of practice management expenses:
  Practice management expenses..............................  $30,504,000    $ 9,190,000
  Depreciation..............................................    1,140,000        347,000
                                                              -----------    -----------
                                                               31,644,000      9,537,000
Share of Managed Professional Associations' net earnings....    6,373,000      1,851,000
                                                              -----------    -----------
                                                               38,017,000     11,388,000
Less management fee earned by the Company through a
  management agreement with a Managed Professional
  Association for the eleven-month period ended November 30,
  1996......................................................     (479,000)            --
                                                              -----------    -----------
Practice management fee revenue.............................  $37,538,000    $11,388,000
                                                              ===========    ===========

     The share of Managed Professional Associations' net earnings was computed as follows:

                                                              TWELVE-MONTH    NINE-MONTH
                                                              PERIOD ENDED   PERIOD ENDED
                                                                12/31/96       9/30/97
                                                              ------------   ------------
Gross practice revenues.....................................  $52,887,000    $15,707,000
  less defined practice expenses including depreciation.....   31,644,000      9,537,000
                                                              -----------    -----------
Managed Professional Associations'
  net earnings..............................................  $21,243,000    $ 6,170,000
Weighted-average management fee percentage..................      30%            30%
                                                              -----------    -----------
Share of Managed Professional Associations'
  net earnings..............................................  $ 6,373,000    $ 1,851,000
                                                              ===========    ===========

     The pro forma adjustments for practice management fees and practice management expenses are based on the actual results of operations of the individual practices, as adjusted for the terms of the Management Agreements. While the Company expects the operations of the practices to improve under its management, there can be no assurance that operations will not deteriorate. However, the Company believes this information is the best available objective information upon which to evaluate the performance of the practices.

     (3) Depreciation and amortization reflect depreciation of the related managed professional entities' fixed assets acquired over their estimated useful life and amortization of intangible assets over an average life of 25 years:

                                                                     1996 AND 1997
                                                                ACQUISITION ADJUSTMENTS
                                                              ---------------------------
                                                              TWELVE-MONTH    NINE-MONTH
                                                              PERIOD ENDED   PERIOD ENDED
                                                                12/31/96       9/30/97
                                                              ------------   ------------
Fixed assets(a).............................................  $ 1,140,000     $  347,000
Intangible assets(b)........................................    1,198,000        461,000
                                                              -----------     ----------
                                                              $ 2,338,000     $  808,000
                                                              ===========     ==========

     (a) Depreciation on fixed assets is calculated on a straight-line method over the estimated useful lives of the various classes of assets, which range from three to seven years.

     (b) Amortization of intangible assets is calculated on a straight-line method over an average life of 25 years. Included in amortization expense is $191,000 and $109,000 for the twelve-month period ended

December 31, 1996 and the nine-month period ended September 30, 1997, respectively, for the addition to intangible assets and corresponding increase in deferred income taxes for the value of the portion of the Management Agreements acquired in non-taxable transactions as if they had occurred on January 1, 1996 and January 1, 1997, respectively.

     (4) The adjustment reduces certain salaries of the management of Block by $90,000 and $68,000 for the twelve-month period ended December 31, 1996 and the nine-month period ended September 30, 1997, respectively, to levels that will be paid by the Company.

     (5) The adjustment removes the goodwill amortization previously recorded by Block of $372,000 and $297,000 for the twelve-month period ended December 31, 1996 and the nine-month period ended September 30, 1997, respectively, and records the goodwill amortization of $1,371,000 and $1,028,000 for the twelve-month period ended December 31, 1996 and the nine-month period ended September 30, 1997, respectively, related to the acquisition of Block by the Company.

     (6) The adjustment to interest expense reflects the additional interest on the notes issued and the debt assumed in conjunction with the 1996 Acquisitions as if the 1996 Acquisitions occurred on January 1, 1996, as follows:

                                        CARRYING
                                         AMOUNT     INTEREST                       INTEREST
DESCRIPTION                             12/31/96      RATE          PERIOD         EXPENSE
-----------                            ----------   --------   -----------------   --------
Unsecured notes payable issued to
  stockholders of the Managed
  Professional Associations on
  12/1/96............................  $1,924,959     8.00%    1/1/96 -- 11/30/96  $141,000
Certain notes payable and capital
  lease obligations assumed of the
  Managed Professional Associations
  on 12/1/96.........................     744,481     9.25%    1/1/96 -- 11/30/96    63,000
                                                                                   --------
                                                                                   $204,000
                                                                                   ========

     (7) The adjustment reflects the savings on interest expense due to the repayment of debt with proceeds from the Initial Public Offering.

                                                              TWELVE-MONTH    NINE-MONTH
                                                              PERIOD ENDED   PERIOD ENDED
                                                                12/31/96       9/30/97
                                                              ------------   ------------
Unsecured notes payable, 8%.................................    $274,000       $275,000
Senior subordinated note, 10%...............................       1,300        114,000
Senior subordinated note, 10%...............................          --        122,000
Certain notes payable and capital lease obligations,
  9.25%.....................................................      83,700             --
Credit facilities, 10%......................................          --        189,000
                                                                --------       --------
                                                                $359,000       $700,000
                                                                ========       ========

     (8) The adjustment records the income tax expense (benefit) that would have been recorded if the transactions had occurred on January 1, 1996. The expense (benefit) is calculated using an estimated average income tax rate of 38% and income before income taxes adjusted for the amortization of the non-deductible goodwill resulting from the Block Acquisition.

     (9) To reflect the pro forma net income (loss) per common share assuming an increase in the weighted average number of outstanding shares that would have been necessary to repay the selling shareholders of Block $19,985,000, representing an increase of 2,103,684 shares.

     (10) The adjustment reflects the October Acquisitions. The fair value of the net assets and Management Agreements associated with the October Acquisitions is expected to approximate $3,150,000. The October Acquisitions were financed through the payment of $1,792,000 in cash and the issuance of 101,000 shares of the Company's Common Stock, valued at the average closing prices of the Company's Common Stock five days before and after the closing dates. The acquisition adjustment assumes the fair value of the net business assets is immaterial and, accordingly, allocates the entire fair value of $3,150,000 to intangible assets, principally representing the fair value of the Management Agreements. The Company has also recorded an addition to intangible assets of $590,000 with a corresponding increase in deferred income taxes for the value of the portion of the Management Agreements acquired in non-taxable transactions.

     (11) The adjustments reflect the Block Acquisition which was effective October 31, 1997. The Company delivered 458,365 shares of the Company's Common Stock valued at $13.20 per share based on the average closing prices of the Company's Common Stock in the five days before the closing date. The Company is obligated to pay $25,600,000 in cash on the earlier of consummation of the Offering or November 30, 1997. Goodwill was estimated as follows:

Value of Company Common Stock...............................               $ 6,050,000
Cash to be paid to selling shareholders.....................                25,600,000
Transaction fee paid in cash................................                   750,000
Transaction fee paid in warrants............................                    70,000
                                                                           -----------
                                                                            32,470,000
Recorded net book value of Block............................  $3,258,058
Less previously recorded goodwill...........................   5,051,204    (1,793,146)
                                                              ----------   -----------
Resulting goodwill..........................................                34,263,146
Previously recorded goodwill................................                 5,051,204
                                                                           -----------
          Net increase in goodwill..........................               $29,211,942
                                                                           ===========

     The Company anticipates that it will amortize the goodwill over a 25 year life. The Company will continue to evaluate the appropriate value of the assets and liabilities, the purchase price allocation and the amortization period for the goodwill. The adjustments also record the amounts due to selling shareholders of $25,600,000; the issuance of $6,050,000 in the Company Common Stock; payment of $750,000 in cash and $70,000 in warrants for certain transaction fees to be incurred in connection with the Block Acquisition; and the elimination of Block's historical equity accounts. There is no adjustment to deferred income taxes because the goodwill is non-deductible. If the Company subsequently determines that there are identifiable intangible assets, the amortization period for those amounts will be adjusted accordingly and deferred income taxes will also be recorded, which will increase the amount of goodwill.

     (12) The adjustments reflect the Company's intent to sell 2,300,000 shares of Common Stock in the Offering resulting in net proceeds of $19,985,000. Such proceeds will be used to repay the selling shareholders of Block of $19,985,000. Additionally, the selling shareholders of Block will be paid $5,615,000 from borrowings on the bridge loan credit facility, for a total payment of $25,600,000 to the selling shareholders of Block.

     (13) The adjustments reflect the Company's entering into a bridge loan credit facility in October 1997 to borrow up to $37.0 million to complete the acquisition of Block if the Offering is not completed in a timely manner and to borrow approximately $5.6 million on the bridge loan credit facility to be used to repay the selling shareholders of Block. To enter into the borrowing arrangement, the Company paid $370,000 in cash and issued 50,000 warrants for which it received $140,000 in cash. The terms of the bridge loan credit facility require the Company to pay an additional funding fee and issue additional warrants when it draws on the borrowing arrangement. The borrowing of approximately $5.6 million on the bridge loan credit facility will result in the Company's paying a funding fee of $56,000 and issuing 22,764 in additional warrants for which the Company will receive $64,000 in cash. Because the cash fees paid are not refundable, they are recognized as an expense in the unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 and the nine-month period ended September 30, 1997. The adjustment also reflects the additional interest expense of $562,000 and $421,000 for the year ended December 31, 1996 and the nine-month period ended September 30, 1997, respectively, that would have been incurred from the borrowing of approximately $5.6 million on the bridge loan credit facility at an estimated interest rate of 10.0%.

     (14) The adjustment increases the salaries, wages and benefits for the year ended December 31, 1996 by $2,438,000 and general and administrative expenses for the year ended December 31, 1996 by $230,000 to the level incurred in the first six months of 1997 to reflect the expense of the additional infrastructure needed to manage the 1996 Acquisitions and the 1997 Acquisitions. The adjusted salaries, wages and benefits and general and administrative expenses for the year ended December 31, 1996 equal the annualized expenses incurred through June 30, 1997 for the same activities.

     (15) Net income (loss) excludes the extraordinary charge for early extinguishment of debt for $323,346.

     (16) The adjustment reflects the borrowing of approximately $3.8 million on the bridge loan credit facility to be used to repay the September acquisitions' selling shareholders. The borrowing of approximately $3.8 million on the bridge loan credit facility will result in the Company paying a funding fee of $38,000 and issuing 15,418 in additional warrants for which the Company will receive $43,000 in cash. Because the cash fee paid is not refundable, it is recognized as an expense in the unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 and the nine-month period ended September 30, 1997. The adjustment also reflects the additional interest expense of $380,000 and $285,000 for the year ended December 31, 1996 and the nine-month period ended September 30, 1997, respectively, that would have been incurred from the borrowing of approximately $3.8 million on the bridge loan credit facility at an estimated interest rate of 10.0%.